UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 28, 2011

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Paladin Realty Income Properties, Inc. (the “Company”) previously filed a Current Report on Form 8-K on August 3, 2011 reporting its acquisition of an indirect interest in Coursey Place Apartments, located in Baton Rouge, Louisiana. The Company is filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K. The Company is also filing this Current Report on Form 8-K/A to file certain documents related to the Company’s acquisition of its indirect interest in Coursey Place Apartments.

After reasonable inquiry, the Company is not aware of any material factors relating to Coursey Place Apartments that would cause the reported revenues and certain operating expenses relating to it on this Form 8-K/A not to be necessarily indicative of future operating results.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Coursey Place Apartments

(b) Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-7

Pro Forma Consolidated Balance Sheet as of June 30, 2011 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations For the Six Months ended June 30, 2011 (unaudited)	F-9

Pro Forma Consolidated Statement of Operations For the Year ended December 31, 2010 (unaudited)	F-10

(d) Exhibits.

10.1	Contribution Agreement, dated July 28, 2011, by PRIP Coursey LLC, Charles M. Thompson and Evergreen at Coursey Place, Sole Member LLC.

10.2	Amended and Restated Operating Agreement of Evergreen at Coursey Place, Sole Member, LLC, dated July 28, 2011, by and between PRIP Coursey, LLC and ERES Coursey LLC.

10.3	Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of July 28, 2011, by Evergreen at Coursey Place, LLC, in favor of Deutsche Bank Berkshire Mortgage, Inc.

10.4	Multifamily Note dated July 28, 2011 made by Evergreen at Coursey Place, LLC in favor of Deutsche Bank Berkshire Mortgage, Inc.

10.5	Guaranty, dated July 28, 2011, by Charles M. Thompson in favor of Deutsche Bank Berkshire Mortgage, Inc.

10.6	Agreement to Amend or Comply, dated July 28, 2011 by Evergreen at Coursey Place, LLC in favor of Deutsche Bank Berkshire Mortgage, Inc.

10.7	Replacement Reserve Agreement, dated July 28, 2010, by and between Evergreen at Coursey Place, LLC and Deutsche Bank Berkshire Mortgage, Inc.

10.8	Assignment of Management Agreement and Subordination of Management Fees, dated July 28, 2011, by and among Evergreen at Coursey Place, LLC, Deutsche Bank Berkshire Mortgage, Inc. and Pegasus Residential, LLC.

10.9	Assignment of Security Instrument, dated July 28, 2011, by Deutsche Bank Berkshire Mortgage, Inc. in favor of Federal Home Loan Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: October 11, 2011	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Evergreen at Coursey Place Apartments, a property located at 13675 Coursey Boulevard., Baton Rouge, Louisiana (the “Property”) for the year ended December 31, 2010 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

October 10, 2011

Evergreen at Coursey Place Apartments

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2010

	100% Ownership	PRIP Coursey, LLC’s 51.7% Ownership Interest
Revenues

Rental income	$3,768,636	$1,948,385
Other revenue	141,272	73,038

Total revenues	3,909,908	2,021,423

Certain operating expenses

Operating expenses	1,313,549	679,105
Real estate taxes	285,893	147,807
Management fees	137,372	71,021

Total of certain operating expenses	1,736,814	897,933

Excess of revenues over certain operating expenses	$2,173,094	$1,123,490

See accompanying notes to the statement of revenues

and certain operating expenses.

Evergreen at Coursey Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2010

(1)	Organization

Evergreen at Coursey Place Apartments is an existing 352 unit multifamily community property (the “Property”) which was built in 2003 and is located at 13675 Coursey Boulevard., Baton Rouge, Louisiana. On July 28, 2011, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Coursey, LLC (“PRIP Coursey”), entered into a joint venture with Thompson LLC (“Thompson”). PRIP Coursey owns a 51.7% interest and Thompson owns the remaining 48.3%, respectively.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Coursey’s 51.7% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Evergreen at Coursey Place Apartments, a property located at 13675 Coursey Boulevard, Baton Rouge, Louisiana (the “Property”) for the six months ended June 30, 2011 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

October 10, 2011

Evergreen at Coursey Place Apartments

Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2011

	100% Ownership	PRIP Coursey, LLC’s 51.7% Ownership Interest
Revenues

Rental income	$1,865,467	$964,446
Other revenue	153,750	79,489

Total revenues	2,019,217	1,043,935

Certain operating expenses

Operating expenses	663,670	343,117
Real estate taxes	150,094	77,599
Management fees	69,760	36,066

Total of certain operating expenses	883,524	456,782

Excess of revenues over certain operating expenses	$1,135,693	$587,153

See accompanying notes to the statement of revenues

and certain operating expenses.

Evergreen at Coursey Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2011

(1)	Organization

Evergreen at Coursey Place Apartments is an existing 352 unit multifamily community property (the “Property”) which was built in 2003 and is located at 13675 Coursey Boulevard, Baton Rouge, Louisiana. On July 28, 2011, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Coursey, LLC (“PRIP Coursey”), entered into a joint venture with Thompson LLC (“Thompson”). PRIP Coursey owns a 51.7% interest and Thompson owns the remaining 48.3%, respectively.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Coursey’s 51.7% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2010 and Paladin REIT’s Form 10-Q for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission.

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 has been prepared to give effect to the acquisition by PRIP Coursey, LLC (“Coursey”) of a 51.7% interest in Evergreen at Coursey Place Sole Member, LLC (“Evergreen at Coursey Place”), which owns the Evergreen at Coursey Place Apartments, located at 13675 Coursey Boulevard, Baton Rouge, Louisiana, as if the Coursey Place acquisition occurred on June 30, 2011. The actual acquisition of Coursey Place occurred on July 28, 2011. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT and is a consolidated subsidiary of Paladin REIT. The 51.7% membership interest in Evergreen at Coursey Place is held by Coursey, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma condensed consolidated statements of operations for (i) the six months ended June 30, 2011 and (ii) for the year ended December 31, 2010 have been prepared to give effect to (1) the acquisition by DT Stone Ridge, LLC , a single-purpose limited liability company in which Paladin REIT holds a 68.5% membership interest, of Stone Ridge Apartments, located at 1000 Watermark Place, Columbia, South Carolina and (2) the Coursey Place acquisition, as if the Stone Ridge and Coursey Place acquisitions had occurred on January 1, 2010. The actual acquisition of Stone Ridge occurred on March 29, 2011 and the actual acquisition of Coursey Place occurred on July 28, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair market value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2011

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Acquisition		Pro Forma Total
		Coursey Place Apartments

Assets

Real estate:
Buildings and improvements	$124,053,253	$33,194,505	(b)	$157,247,758
Land	34,770,148	3,876,495	(b)	38,646,643
Furniture, fixtures and equipment	5,623,081	—		5,623,081
In-place leases	114,735	129,000	(b)	243,735
Tenant improvements	1,072,376	—		1,072,376

	165,633,593	37,200,000		202,833,593
Less: Accumulated depreciation and amortization	(14,616,084)	—		(14,616,084)

Total real estate, net	151,017,509	37,200,000		188,217,509

Investment in real estate joint venture	17,798	—		17,798
Cash and cash equivalents	10,055,788	(5,067,524	) (d)	4,988,264
Restricted cash	3,676,847	250,072	(b)	3,926,919
Prepaid expenses and other assets, net	3,641,729	238,234	(b)	3,879,963
Due from affiliate	141,146	—		141,146

Total Assets	$168,550,817	$32,620,782		$201,171,599

Liabilities and Shareholders’ Equity

Mortgages and notes payable	$124,770,117	$28,500,000	(c)	$153,270,117
Unaccepted subscriptions for common shares	1,715,019			1,715,019
Accrued expenses and other liabilities	3,431,959	80,928		3,512,887
Dividends payable	591,903			591,903

Total liabilities	130,508,998	28,580,928		159,089,926

Equity:
Company Stockholders’ Equity:
Preferred shares, $0.01 par value, 10,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 85,526,316 shares authorized; 5,979,943 shares issued and outstanding as of June 30, 2011	59,799	—		59,799
Additional paid-in-capital	52,392,143	—		52,392,143
Accumulated deficit and dividends	(23,295,689)	(466,399	) (e)	(23,762,088)

Total Company Stockholders’ Equity	29,156,253	(466,399)		28,689,854

Noncontrolling interests	8,885,566	4,506,253		13,391,819

Total Equity	38,041,819	4,039,854		42,081,673

TOTAL LIABILITIES AND EQUITY	$168,550,817	$32,620,782		$201,171,599

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of June 30, 2011 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2011.
(b)	To record the pro forma effect of the acquisition of Coursey Place Apartments, assuming that the acquisition had occurred on June 30, 2011.
(c)	Reflects the mortgage loan associated with the acquisition of Coursey Place Apartments, assuming the acquisition had occurred on June 30, 2011.
(d)	Reflects the net change in cash and cash equivalents contributed to Paladin OP for the acquisition of Coursey Place Apartments, assuming that the acquisition had occurred on June 30, 2011.
(e)	Reflects costs associated with the acquisition of Coursey Place Apartments that are to be expensed rather then capitalized upon acquisition.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Acquisitions
		Stone Ridge Apartments		Coursey Place Apartments		Pro Forma Total

Revenues

Rental income	$9,743,897	$245,814	(b)	$1,865,467	(e)	$11,855,178
Other income	997,862	25,298	(b)	153,750	(e)	1,176,910
Interest income	8,512	—		—		8,512

Total Revenues	10,750,271	271,112		2,019,217		13,040,600

Expenses

Property operating expenses	4,138,948	190,012	(b)	733,430	(e)	5,062,390
Real property taxes	881,765	46,251	(b)	150,094	(e)	1,078,110
General and administrative expenses	701,543	3,186	(b)	29,615	(e)	734,344
Interest expense, including amortization of deferred financing costs	3,868,498	68,841	(c)	737,595	(f)	4,674,934
Depreciation and amortization expense	2,471,212	56,138	(b)	448,572	(e)	2,975,922
Acquisition costs	364,877	—		—		364,877

Total Expenses	12,426,843	364,428		2,099,306		14,890,577

Loss before equity in earnings and noncontrolling interests	(1,676,572)	(93,316)		(80,089)		(1,849,977)

Equity in income from real estate joint venture	174,787	—		—		174,787

Net loss	(1,501,785)	(93,316)		(80,089)		(1,675,190)

Noncontrolling interests	437,991	28,577	(d)	24,554	(g)	491,122

Net loss attributable to Company	$(1,063,794)	$(64,739)		$(55,535)		$(1,184,068)

Net loss per common share
Basic	$(0.19)					$(0.22)

Diluted	$(0.19)					$(0.22)

Weighted average number of common shares outstanding
Basic	5,482,619					5,482,619

Diluted	5,482,619					5,482,619

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of June 30, 2011 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2011.
(b)	Pro forma results of Stone Ridge Apartments, assuming the acquisition of Stone Ridge Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $3,186. Stone Ridge Apartments was acquired on March 29, 2011.
(c)	Interest expense on Stone Ridge Apartments mortgage payable of $2,500,000 at 6.5% per annum plus amortization of deferred financing costs of $12,573 assuming the acquisition had occurred on January 1, 2010
(d)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Stone Ridge Apartments by DT Columbia SC Management, LLC of 31.5%, unaffiliated third party.
(e)	Pro forma results of Coursey Place Apartments, assuming the acquisition of Coursey Place Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $29,615. Coursey Place Apartments was acquired on July 28, 2011.
(f)	Interest expense on Coursey Place Apartments mortgage payable of $28,500,000 at 5.07% per annum plus amortization of deferred financing costs of $11,106 assuming the acquisition had occurred on January 1, 2010
(g)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Coursey Place Apartments by ERES Coursey, LLC of 48.3%, unaffiliated third party.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Acquisitions
		Stone Ridge Apartments		Coursey Place Apartments		Pro Forma Total

Revenues

Rental income	$18,252,403	$983,256	(b)	$3,768,636	(e)	$23,004,295
Other income	1,786,841	101,192	(b)	141,272	(e)	2,029,305
Interest income	9,695	—		—		9,695

Total Revenues	20,048,939	1,084,448		3,909,908		25,043,295

Expenses

Property operating expenses	8,093,028	760,048	(b)	1,450,921	(e)	10,303,997
Real property taxes	1,574,103	185,004	(b)	285,893	(e)	2,045,000
General and administrative expenses	1,587,251	12,745	(b)	59,230	(e)	1,659,226
Interest expense, including amortization of deferred financing costs	7,624,089	275,364	(c)	1,487,231	(f)	9,386,684
Depreciation and amortization expense	5,258,133	224,552	(b)	1,026,144	(e)	6,508,829
Acquisition costs	—	—		625,449		625,449

Total Expenses	24,136,604	1,457,713		4,934,868		30,529,185

Loss before equity in earnings and noncontrolling interests	(4,087,665)	(373,265)		(1,024,960)		(5,485,890)

Equity in income from real estate joint venture	83,519	—		—		83,519

Net (loss) income	(4,004,146)	(373,265)		(1,024,960)		(5,402,371)

Noncontrolling interests	1,178,012	114,307	(d)	325,607	(g)	1,617,926

Net (loss) income attributable to Company	$(2,826,134)	$(258,958)		$(699,353)		$(3,784,445)

Net loss per common share
Basic	$(0.59)					$(0.79)

Diluted	$(0.59)					$(0.79)

Weighted average number of common shares outstanding
Basic	4,787,071					4,787,071

Diluted	4,787,071					4,787,071

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2010 which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2010.
(b)	Pro forma results of Stone Ridge Apartments, assuming the acquisition of Stone Ridge Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $12,745. Stone Ridge Apartments was acquired on March 29, 2011.
(c)	Interest expense on Stone Ridge Apartments mortgage payable of $2,500,000 at 6.5% per annum plus amortization of deferred financing costs of $50,292 assuming the acquisition had occurred on January 1, 2010
(d)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Stone Ridge Apartments by DT Columbia SC Management, LLC of 31.5%, unaffiliated third party.
(e)	Pro forma results of Coursey Place Apartments, assuming the acquisition of Coursey Place Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $59,230. Coursey Place Apartments was acquired on July 28, 2011.
(f)	Interest expense on Coursey Place Apartments mortgage payable of $28,500,000 at 5.07% per annum plus amortization of deferred financing costs of $22,212 assuming the acquisition had occurred on January 1, 2010
(g)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Coursey Place Apartments by ERES Coursey, LLC of 48.3%, unaffiliated third party.